Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 30, 2017, by and among WESTERN ALLIANCE BANK, an Arizona corporation, with an office located at 55 Almaden Boulevard, Suite 100, San Jose, California 95113 (“Bank”), as collateral agent (in such capacity, the “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Agreement (as defined below) or otherwise a party hereto from time to time, including Bank in its capacity as a Lender, and SOLAR CAPITAL LTD., a Maryland corporation, with an office located at 500 Park Avenue, 3rd Floor, New York, New York 10022 (“Solar;” together with Bank, each a “Lender” and collectively, the “Lenders”), and SUNESIS PHARMACEUTICALS, INC., a Delaware corporation with offices located at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 (“Borrower”).

RECITALS

Borrower and Lenders are parties to that certain Loan and Security Agreement dated as of March 31, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.1 of the Agreement hereby are added or amended and restated in their entirety, as appropriate, to read as follows:

“Amortization Date” is January 1, 2018; provided that if the Extended Interest-Only Period occurs, the Amortization Date shall be July 1, 2018.

“Extended Interest-Only Period” means Borrower’s written election to Collateral Agent by December 31, 2017, to extend the Amortization Date to July 1, 2018, which election is contingent upon Borrower receiving at least Fifteen Million Dollars ($15,000,000) in New Equity any time on or after June 1, 2017, but on or prior to December 31, 2017.

“First Amendment” means that certain First Amendment to Loan and Security Agreement entered into as of the First Amendment Effective Date by and among Collateral Agent, the Lenders and Borrower.

“First Amendment Effective Date” means June 30, 2017.

“New Equity” means unrestricted (including not subject to any clawback, redemption, escrow or similar contractual restriction, but excluding any restrictions in favor of the Lenders pursuant to this Agreement) cash proceeds received after June 1, 2017 from the issuance by Borrower of new equity securities (in a private placement, public offering, at-the-market (ATM) offering or a combination thereof) on terms and conditions acceptable to Collateral Agent and the Lenders in their reasonable discretion.

2. Sections 2.2(a) and 2.2(b) of the Agreement hereby are amended and restated in their entirety to read as follows:

“(a) Availability. Lenders have made Term Loans to Borrower under this Agreement according to each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term Loan”, and collectively as the “Term Loans”). As of the First Amendment Effective Date, immediately before giving effect to the First Amendment, the aggregate outstanding principal balance of the Term Loans is Fourteen Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($14,166,666.67). After repayment, no Term Loan may be re-borrowed.

(b) Repayment.

(i) On the First Amendment Effective Date, Borrower shall repay Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 68/100 Dollars ($6,666,666.68) of the outstanding Term Loans (such that the outstanding principal balance of the Term Loans is Seven Million Five Hundred Thousand Dollars ($7,500,000)) along with the accrued portion of the Final Payment with respect thereto in the amount of One Hundred Fifteen Thousand Three Hundred Seventy-Five and 94/100 Dollars ($115,375.94). Lenders hereby agree to waive the portion of the Prepayment Fee and the un-accrued portion of the Final Payment with respect to such portion of the Term Loans so prepaid as of the First Amendment Effective Date provided that the balance of the Final Payment (i.e., $312,500.00 as of the First Amendment Effective Date) and Prepayment Fee (if applicable) shall continue to be payable pursuant to the terms hereof.

(ii) Thereafter, Borrower shall make monthly payments of interest on each Payment Date, through and including the Payment Date immediately preceding the Amortization Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loans, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (a) twenty-eight (28) months, if the Amortization Date is January 1, 2018, or (b) twenty-two (22) months, if the Amortization Date is July 1, 2018. All unpaid principal and accrued and unpaid interest with respect to the Term Loans are due and payable in full on the Maturity Date. Except as set forth in subsection 2.2(b)(i) above, the Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

3. The first sentence of Section 6.6(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“Maintain Borrower’s, and each of Borrower’s domestic Subsidiaries’, primary Collateral Accounts with Bank or Bank’s Affiliates, and not less than twenty percent (20.00%) of Borrower’s and its’ Subsidiaries’ total deposits and investments with Bank or Bank’s Affiliates.”

4. Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all respects as of the date of this Amendment (except for the representations and warranties that speak as of a specific date, which shall be true and correct in all material respects), and that no Event of Default has occurred and is continuing.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) payment of the amounts of the Term Loan and Final Payment required pursuant to Section 2.2(b)(i) of the Agreement (as amended hereby);

(d) all reasonable and documented Lenders’ Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
Name:	Daniel N. Swisher, Jr.
Title:	CEO and President

COLLATERAL AGENT AND LENDER:

WESTERN ALLIANCE BANK

By:	/s/ Bill Wickline
Name:	Bill Wickline
Title:	VP, Director of Portfolio Management

LENDER:

SOLAR CAPITAL LTD.

By:	/s/ Anthony J. Storind
Name:	Anthony J. Storind
Title:	Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]

CORPORATE BORROWING CERTIFICATE

BORROWER:	SUNESIS PHARMACEUTICALS, INC.	DATE: June 30, 2017
LENDERS	WESTERN ALLIANCE BANK, as Collateral Agent and Lender SOLAR CAPITAL LTD., as Lender

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Daniel N. Swisher, Jr.	President & CEO	/s/ Daniel N. Swisher, Jr.	☒
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

    Borrow Money. Borrow money from Lenders.

    Execute Loan Documents. Execute any loan documents any Lender requires.

    Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

    Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which     Borrower has an interest and receive cash or otherwise use the proceeds.

    Issue Warrants. Issue warrants for Borrower’s capital stock.

    Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or     agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to     effectuate such resolutions.

5

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Daniel N. Swisher, Jr.
Name:	Daniel N. Swisher, Jr.
Title:	CEO and President

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.
[print title]

By:

Name:

Title:

6

EXHIBIT C

Compliance Certificate

TO:	WESTERN ALLIANCE BANK, as Collateral Agent and Lender SOLAR CAPITAL LTD., as Lender

FROM:	SUNESIS PHARMACEUTICALS, INC.

1    The undersigned authorized officer (“Officer”) of SUNESIS PHARMACEUTICALS, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders (the “Agreement”),

2    (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below;

3    (ii) There are no Events of Default, except as noted below;

4    (iii) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

5    (iv) Borrower, and each of Borrower’s Subsidiaries, have timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement;

6    (v) No Liens have been levied or claims made against Borrower or any of Borrower’s Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

7    Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

8    Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

Reporting Covenant		Requirement	Complies
1)	(A) Balance sheet and income statement	Monthly within 30 days	Yes	No	N/A
	(B) Cash flow statement	Quarterly within 30 days	Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 180 days after Fiscal Year End		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (w/n 10 days of FYE). and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8-K, 10-K and 10-Q Filings	Within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	when required		Yes	No	N/A
8)	Total amount of Borrower’s consolidated cash and cash equivalents at the last day of the measurement period		$
9)	Total amount of Borrower’s and domestic Subsidiaries’ cash and cash equivalents maintained with Bank or Bank’s affiliates at the last day of the measurement period	At least 20% of (8)	$	Yes	No
10)	Total amount of Borrower’s consolidated cash and cash equivalents outside the U.S. at the last day of the measurement period	Not greater than 25% of (8)	$	Yes	No

	Deposit and Securities Accounts	(Please list all accounts; attach separate sheet if additional space needed)
	Bank	Account Number	New Account?		Acct Control Agmt in place?

1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

5)			Yes	No	Yes	No

6)			Yes	No	Yes	No

Other Matters

Have there been any changes in senior management since the last Compliance Certificate?	Yes	No

Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Agreement?	Yes	No

Have there been any new or pending claims or causes of action against Borrower that involve more than $250,000?	Yes	No

Exceptions
Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

SUNESIS
PHARMACEUTICALS, INC.	DATE
By:

Name:
Title:

LENDERS USE ONLY

Received by:	Verified by:

Date:	Date:

Compliance Status	Yes	No